THE BRYAN-COLLEGE STATION
                            FINANCIAL HOLDING COMPANY



                                   3,700 UNITS

                             Each Unit Consisting of
                   $1,000 Principal Amount of ___% Debentures
                               due ________, 2002
                                       and
                     Nine Warrants to Purchase One Share of
                                Common Stock Each

                                 --------------

                         BEST EFFORTS SELLING AGREEMENT

                                 --------------






                                ___________, 1997

                            THE BRYAN-COLLEGE STATION
                            FINANCIAL HOLDING COMPANY

                                   3,700 UNITS


                         BEST EFFORTS SELLING AGREEMENT

                               _____________, 1997


Hoefer & Arnett Incorporated
353 Sacramento Street, 10th Floor
San Francisco, California  94111

Ladies and Gentlemen:

         SECTION 1. Introduction. Subject to and on the terms and conditions hereinafter provided, The Bryan-College Station Financial Holding Company, a Delaware corporation (the "Company"), proposes to offer and sell to the public through Hoefer & Arnett Incorporated (the "Marketing Agent") 3,400 Units minimum/3,700 Units maximum (the "Units"), at a price of $1,000.00 per Unit, each Unit consisting of $1,000 principal amount of the Company's __% Debentures due ___________, 2002 (the "Debentures") and nine warrants (the "Warrants"), each such warrant entitling the holder to purchase one share of the Company's authorized but unissued Common Stock, par value $.01 per share ("Common Stock"), at a price of $10.00 per share. Concurrently with the offering of the Units, the Company is offering, directly and without the participation of the Marketing Agent, 150,00 shares minimum/200,000 shares maximum of Common Stock at a price of $10.00 per share. The Units, the Debentures, the Warrants and the Common Stock are fully described in the Registration Statement hereinafter referred to.

         SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to the Representative that:

                  (a) A registration statement on Form S-1 (File No. 333-28179) including a preliminary prospectus with respect to the Units being offered through the Marketing Agent and a preliminary prospectus relating to the Common Stock being offered directly by the Company has been prepared and filed with the Securities and Exchange Commission (the "Commission") by the Company in conformity with the requirements of the Securities Act



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of 1933, as amended, and the rules and regulations of the Commission  thereunder
(collectively,   the  "Securities  Act";  except  as  otherwise  provided,   all
references  herein to specific rules are rules  promulgated under the Securities
Act); and the Company has so prepared and has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof. There have been or will promptly be delivered to the Marketing Agent two signed copies of such registration statement and amendments, including the exhibits filed therewith, and such number of conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus or prospectuses and final forms of prospectus as the Marketing Agent may reasonably request.

                  Such registration statement (including the prospectus relating to the Units included therein, as amended, and the prospectus related to the Common Stock included therein, as amended) on file with the Commission at the time the registration statement became or becomes effective, is hereinafter called the "Registration Statement." The prospectus relating to the Units included in the Registration Statement, as amended, at the time the Registration Statement became or becomes effective is hereinafter referred to as the "Prospectus," except that if the prospectus relating to the offering of the Units first filed by the Company pursuant to Rule 424(b) differs from the Prospectus, the term "Prospectus" shall mean the Prospectus first filed by the Company pursuant to Rule 424(b). The prospectus relating to the Common Stock included in the Registration Statement, as amended, at the time the Registration Statement became or becomes effective is hereinafter referred to as the "Common Stock Prospectus," except that if the prospectus relating to the offering of Common Stock first filed by the Company pursuant to Rule 424(b) differs from the Common Stock Prospectus, the term "Common Stock Prospectus" shall mean the Common Stock Prospectus first filed by the Company pursuant to Rule 424(b). The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder are hereinafter collectively referred to as the "Exchange Act".

         (b) The Commission has not issued any order preventing or suspending the use of any preliminary prospectus, and each preliminary prospectus has conformed in all material respects with the requirements of the Securities Act and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made. When the Registration Statement became or becomes effective, and at each Closing Date (as hereinafter defined), the Registration Statement, the Prospectus, the Common Stock Prospectus and any amendments or supplements thereto, in all material respects conformed or in all material respects will conform to the requirements of the Securities Act. Neither the Registration Statement nor any amendment thereto included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the

Prospectus or the Common Stock Prospectus nor any supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein not misleading in the light of the circumstances in which they were or are made. Notwithstanding the foregoing, however, the Company makes no representation or warranty as to information contained in or omitted from any preliminary prospectus, the Registration Statement, the Prospectus, the Common Stock Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Marketing Agent specifically for use in the preparation thereof. As of the date hereof and the Closing Date, the Indenture dated __________, 1997 (the "Indenture") between the Company and _________________, as Trustee, complied and will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act")

                  (c) The Company and each of its direct and indirect subsidiaries and First Federal Savings Bank, Bryan Texas ("First Federal") and each of its direct and indirect subsidiaries have been duly organized and are validly existing as corporations or thrift institutions in good standing under the laws of their respective jurisdictions of organization, with full power and authority to own or lease their properties and conduct their businesses as described in the Prospectus. The only subsidiaries of the Company and First Federal are those listed on Exhibit 21 of the Registration Statement. The Company, First Federal and each of the subsidiaries of each of them are duly qualified to do business as foreign corporations under the corporation law of, and are in good standing as such in, each jurisdiction in which they own or lease substantial properties, have an office, or in which substantial business is conducted and such qualification is required except in any such case where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business or prospects of the Company and its subsidiaries or First Federal and its subsidiaries, as the case may be, taken as a whole ("Material Adverse
Effect"); and no proceeding of which the Company has knowledge has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  (d)  First   Federal  has  an   authorized   and   outstanding
capitalization, and the Company has a pro forma authorized and outstanding capitalization, as set forth in the Prospectus under the caption "Capitalization". The Units, the Debentures, the Warrants and the Common Stock conform in all material respects to the respective descriptions thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive or other similar rights, and there are no options, agreements, contracts or other rights in existence to acquire from the Company any shares of Common Stock, except as set forth in the Prospectus. There are no holders of any securities of the Company having rights to the registration thereof. All of the issued and outstanding shares of capital stock of First

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Federal  have been duly  authorized  and  validly  issued and are fully paid and nonassessable. Each of the Company and First Federal, directly or indirectly, owns of record and beneficially, free and clear of any liens, claims, encumbrances or rights of others, all of the issued and outstanding shares of each of its respective subsidiaries, except as referred to in the Prospectus. Except as described in the Prospectus, there are no options, agreements, contracts or other rights in existence to purchase or acquire from the Company, First Federal or any subsidiary of either of them any issued and outstanding shares of the capital stock thereof.

                  (e) The shares of Common Stock issuable upon exercise of the Warrants included as part of the Units (the "Shares") to be sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the Shares are not subject to the preemptive rights of any stockholder of the Company; the holders of the Shares will not be subject to personal liability solely by reason of being such holders; and all corporate actions required to be taken for the authorization, issuance and sale of the Shares have been validly and sufficiently taken.

                  (f) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Escrow Agreement (as defined below) have been duly authorized by all necessary corporate action on the part of the Company and do not and will not violate any provision of the Company's certificate of incorporation (as amended) or bylaws (as amended) and do not and will not constitute or result in the breach of, or be in violation of, any of the terms or provisions of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries under any material agreement, franchise, license, indenture, lease, mortgage, deed of trust, or other instrument to which the Company or any of its subsidiaries or is a party or by which the Company, any of its subsidiaries or the property of any of them is bound or affected, or any order, judgment or decree known to and applicable to the Company, or any law, rule or regulation applicable to the Company or any subsidiary of any government, governmental instrumentality, court or regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, or any order of any court or governmental agency or other regulatory authority entered in any proceeding to which the Company or any of its subsidiaries was or is now a party or by which it is bound. No consent, approval, authorization or other order of or filing with, any court, regulatory body, administrative agency or other governmental body is legally required for the execution and delivery of this Agreement, the Indenture or the Escrow Agreement by the Company or the consummation by the Company of the transactions contemplated herein or therein, except as may be required under or by the Securities Act or the blue sky laws of the various jurisdictions. This Agreement, the Indenture and the Escrow Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms except insofar as (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to creditors' rights generally; (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding thereafter may be brought; and (iii) such enforcement may be subject to any limitations under applicable law which relate to the indemnification and contribution provisions of this Agreement.

                  (g) Crowe, Chizek and Company LLP, who have expressed their opinion with respect to certain of the financial statements included in the Registration Statement, are independent accountants within the meaning of the Securities Act with respect to both the Company and First Federal.

                  (h) The consolidated financial statements, together with the notes thereto, of First Federal included in the Registration Statement comply in all material respects with the Securities Act and present fairly in all material respects the consolidated financial position of First Federal, as of the dated of such financial statements (including, without limitation, the allowance for possible loan losses), and the consolidated results of operations and cash flows of First Federal for the respective periods covered thereby, are in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed in the Prospectus; and no other
financial   statements   or  schedules  are  required  to  be  included  in  the
Registration Statement. The consolidated financial, statistical and numerical information with respect to First Federal and its subsidiaries, and the financial and statistical information with respect to First Federal, set forth in the Prospectus are fairly presented in all material respects, were derived from the consolidated financial statements or the books and records of First Federal and its subsidiaries and are prepared on a basis consistent with the audited financial statements of First Federal.

                  (i) The pro forma financial information of the Company and its subsidiaries included in the Registration Statement presents fairly in all material respects the information shown therein; has been compiled on a basis consistent with that of the audited consolidated financial statements of First Federal and its subsidiaries included in the Registration Statement; and has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements. The assumptions used in the preparation thereof are reasonable.

                  (j) Neither the Company nor any subsidiary thereof, nor First Federal or any subsidiary thereof, is in violation of its certificate or articles of incorporation, articles of

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association, or bylaws, in each case as amended, or in default under any consent decree, formal agreement, memorandum of understanding or similar agreement, or in default with respect to any provision of any lease, loan agreement, franchise, license, permit or other contractual obligation to which it is a party or by which it or any of its properties may be bound; there does not exist any state of facts which constitutes an event of default by the Company or First Federal or any subsidiary of either of them as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, except for any such violation or default of the certificate or articles of incorporation, articles of association, bylaws, consent decrees, formal agreements, memoranda of understanding or similar agreements, or any lease, loan agreement, franchise, license, permit or other contractual obligations referred to in this subparagraph (j) which, either individually or in the aggregate, would not have a Material Adverse Effect.

                  (k) Except as disclosed in the Prospectus, (A) there is no action, suit or proceeding before or by any court or governmental or regulatory agency or body, domestic or foreign, or any arbitrator or arbitration panel, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, or First Federal or any of its subsidiaries, including without limitation proceedings relating to discrimination or environmental matters, which would reasonably be expected to result in a Material Adverse Effect, and (B) there is no decree, judgment, order or formal agreement or memorandum of understanding of any kind in existence applicable to the Company or any of its subsidiaries, or First Federal or any of its subsidiaries, or any of their respective officers, employees or directors, requiring or restraining the taking of any actions of any kind in connection with the business of the Company and its subsidiaries or First Federal and its subsidiaries.

                  (l) The Company is a thrift institution holding company duly registered with Office of Thrift Supervision ("OTS"). First Federal is a federally chartered thrift institution duly chartered and organized by authority of the OTS. The deposit accounts of First Federal are insured by the Federal Deposit Insurance Corporation through the Savings Association Insurance Fund to the fullest extent permitted by law, and all premiums and assessments required in connection therewith through the date hereof have been paid by First Federal. Since January 1, 1992, each of the Company and First Federal has filed all material reports and amendments thereto that they were required to file with the Federal Reserve Board, the OTS or any other federal or state regulatory authorities. Except as set forth in the Prospectus, there is no unresolved material violation, criticism or exception by any governmental or regulatory agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries or First Federal or any of its subsidiaries. The conduct of the business of the Company and each of its subsidiaries and First Federal and each of its subsidiaries is in compliance in all respects with applicable federal, state, local and foreign laws and regulations, and all formal agreements, memoranda

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of  understanding  and similar  agreements with regulatory  authorities,  except where the failure to be in compliance would not have a Material Adverse Effect. Each of the Company and its subsidiaries and each of First Federal and its subsidiaries own or possess or have obtained all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate their properties and to carry on their businesses as presently conducted except where the failure to have any such
governmental  licenses,   permits,   consents,   orders,   approvals  and  other
authorizations would not have a Material Adverse Effect. None of the Company and its subsidiaries and First Federal and its subsidiaries has received any written notice of proceedings related to revocation or modification of any such licenses, permits, consents, orders, approvals or authorizations which singly or in the aggregate, if the subject of an unfavorable ruling or finding, would result in a Material Adverse Effect. Except as disclosed in the Prospectus, neither of the Company or First Federal is currently a party or subject to any agreement or memorandum with, or directive or order issued by, the Federal Reserve Board, the OTS or any other federal or state regulatory authorities, which imposes any material restrictions or requirements not generally applicable to thrift holding companies or thrifts.

                  (m) Each of the Company and its subsidiaries and each of First Federal and its subsidiaries have good and marketable title to all of the properties and assets reflected as owned by them in the financial statements hereinabove described (or described elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge, encumbrance or title defect of any kind except those, if any, reflected in such financial statements (or described elsewhere in the Prospectus) or which are not material to the Company and its subsidiaries or First Federal and its subsidiaries, as the case may be, taken as a whole. Each of the Company and its subsidiaries and each of First Federal and its subsidiaries hold their respective leased properties that are material to the Company and its subsidiaries or First Federal and its subsidiaries, respectively, taken as a whole under valid and binding leases.

                  (n) None of the Company and its subsidiaries and First Federal and its subsidiaries has taken, and none of such entities will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or First Federal to facilitate the sale or resale of any such security.

                  (o) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or contemplated therein, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, affairs, business or prospects of the Company and its subsidiaries taken as a whole, or in the condition (financial or otherwise), earnings, affairs, business or prospects of First Federal and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any material transaction entered into, or any material liability or obligation incurred, by the Company or its subsidiaries or by First Federal or its subsidiaries other than in the ordinary course of business, (iii) any change in the capital stock, or increase in the short-term debt or long-term debt of the Company or its subsidiaries or of First Federal or its subsidiaries, or (iv) any dividend or distribution of any kind declared, paid or made by the Company or First Federal in respect of its capital stock.

                  (p) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Securities Act which have not been described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof; and none of the Company and its subsidiaries and First Federal and its subsidiaries, and, to the knowledge of the Company, any other party, is in breach of or default under any of such contracts.

                  (q) The Company together with its subsidiaries, and First Federal together with its subsidiaries, own and possess sufficient right, title and interest in and to, or have duly licensed from third parties the right to use, all trademarks, trade names, copyrights and other proprietary rights ("Trade Rights") material to the business of the Company and its subsidiaries, or First Federal and its subsidiaries, in each case taken as a whole. None of the Company or any of its subsidiaries or First Federal or any of its subsidiaries has received any written notice of infringement, misappropriation or conflict from any third party as to such material Trade Rights which has not been resolved or disposed of, and none of the Company or any of its subsidiaries, or First Federal or any of its subsidiaries, has infringed, misappropriated or otherwise conflicted with material Trade Rights of any third parties, which infringement, misappropriation or conflict would have a Material Adverse Effect.

                  (r) All offers and sales of equity securities prior to the date hereof by the Company or any of its subsidiaries or by First Federal or its subsidiaries were at all relevant times either exempt from the registration requirements of the Securities Act and the registration requirements of all applicable state securities or blue sky laws, or were duly registered in accordance with the provisions thereof.

                  (s) Each of the Company and its subsidiaries and each of First Federal and its subsidiaries has timely filed all necessary federal and state income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon, and there is no tax deficiency that has been, or to the knowledge of the Company would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their properties or assets, or against First Federal or its subsidiaries or any of their properties or assets, that would reasonably be expected to have a Material Adverse Effect.

                  (t) Neither the Company nor any of its subsidiaries (and neither First Federal nor its subsidiaries) is, or intends to conduct its business in a manner in which it would become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) Except as disclosed in the Prospectus, no labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of First Federal and its subsidiaries, is pending or, to the knowledge of the Company, threatened that would reasonably be expected to have a Material Adverse Effect. Each employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for which the Company or any of its subsidiaries, or First Federal or any of its subsidiaries, acts as sponsor within the meaning of ERISA is and has been in all material respects operated and administered in accordance with the provisions of ERISA and applicable law. The present value of all benefits vested under each employee benefit plan which is subject to Title IV of ERISA did not exceed, as of the end of the most recent plan year, the value of the assets of the plan allocable to such vested or accrued benefits, and no such plan or any trust created thereunder has incurred any "accumulated funding deficiency" within the meaning of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (collectively, the "Code") since the effective date of ERISA. No employee benefit plan or any trust created thereunder or any trustee fiduciary or administrator thereof has engaged in a "prohibited transaction" within the meaning of the Code or ERISA or violated any of the fiduciary standards of ERISA, and there has been no "reportable event" within the meaning of ERISA with respect to any such plan.

                  (v) Each of the Company and its subsidiaries, and each First Federal and its subsidiaries, (A) makes and keeps books, records and accounts which, in reasonable detail and in all material respects, accurately and fairly reflect its transactions and dispositions of its assets and (B) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations, (2) transactions are recorded as necessary
(i) to permit the preparation of financial statements in conformity with generally accepted accounting principles consistently applied or any other criteria applicable to such statements and (ii) to maintain accountability for assets, (3) access to assets is permitted only in accordance with management's general or specific authorizations and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (w) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries, nor First Federal or any of its subsidiaries, (A) is presently engaged in negotiations for the acquisition of all or a portion of the stock or other equity interest or all or a portion of the assets of any person (including without limitation any company, corporation, partnership, limited liability company, partnership, joint venture or sole proprietorship), (B) has any agreements or understandings with respect to the acquisition of all or a portion of the stock or other equity interest or all or portion of the assets of any specific person, and (C) has received any inquiries, offers or solicitations that would result in the consummation of any acquisition of the Company or any of its subsidiaries or First Federal or any of its subsidiaries.

                  (x) Except as disclosed in the Prospectus, (A) no extension of credit made by First Federal to an executive officer, director, or affiliate of the Company or First Federal is (1) delinquent, past due, on non-accrual status or non-performing, (2) identified as a potential problem loan on any internal "watch list" or (3) constitutes a loan that was a renewal of a loan that was at the time of renewal delinquent, past due, on non-accrual status or non-performing; and (B) all extensions of credit to any director or executive officer or any member of their immediate family (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (3) did not involve more than the normal risk of collectibility or present other unfavorable features.

                  (y) The execution, delivery and performance of the Agreement and Plan of Merger dated ____________, 1997 between the Company, New First Federal Savings Bank, a federally chartered capital stock thrift institution ("New First Federal"), and First Federal and the transactions contemplated thereby (the "Merger Agreement"), (A) have been duly authorized by the Boards of Directors of the Company, New First Federal and First Federal, (B) do not and will not violate any provision of the certificate of incorporation (as amended) or bylaws (as amended) of the Company, New First Federal or First Federal, respectively, (C) do not and will not constitute or result in the breach of, or be in violation of, any of the terms or provisions of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, New First Federal or First Federal under any (i) material agreement, franchise, license, indenture, lease, mortgage, deed of trust, or other instrument to which any of them is a party or by which any of them or their respective properties may be bound or affected, (ii) order, judgment or decree applicable to the Company, New First Federal or First Federal, respectively, (iii) law, rule or regulation of any government, governmental instrumentality, court or regulatory body, administrative agency, or other governmental body applicable to or having jurisdiction over the Company, New First Federal or First Federal or any of their respective properties, or (iv) order of any court or governmental agency or other regulatory authority entered in any proceeding to which the Company, New First Federal or First Federal was or is now a party or by which any of them is bound. No consent, approval, authorization or other order of or filing with any court, regulatory body, administrative agency or other governmental body is legally required for the execution, delivery and performance of the Merger Agreement, except as have been made or obtained as required.

The Merger Agreement has been executed and delivered by the Company, New First Federal and First Federal and, subject to the approval of the shareholders of First Federal, constitutes a valid and binding obligation of the Company, New First Federal and First Federal enforceable against each of them in accordance with its terms, except insofar as (Y) such agreement may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors' rights generally, and (Z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding thereafter may be brought.

                  (z) As of the date hereof First Federal has, and as of each Closing Date First Federal will have, filed all reports, registrations and statements, together with any required amendments thereto, that it was or will be required to file with the Commission under the Exchange Act, or with the OTS, the FDIC and any state securities or financial institution regulatory agency (the "First Federal Reports"). As of their respective dates, the First Federal Reports complied in all material respects with all of the rules and regulations promulgated by the Commission, the OTS, the FDIC and applicable state securities or financial institution regulatory agencies, as the case may be, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (aa) The Company has filed a registration statement on Form S-1 (Registration No. 333-28205) with the Commission with respect to the issuance of shares of Common Stock in the Merger, which registration statement contains the proxy statement of First Federal relating to the Merger, and such registration statement has been declared effective by the Commission. Such registration statement in the form in which it was declared effective, and the proxy statement with respect to the Merger contained in such registration statement at the time the registration statement was declared effective and when such proxy statement is mailed to the stockholders of First Federal and as amended or supplemented at the time of the meeting of the stockholders of First Federal, is referred to herein as the "Merger Registration Statement". The Merger Registration Statement complies as to form in all material respects with the requirements of the Securities Act and the Exchange Act. Neither the Merger Registration Statement nor any amendment or supplement thereto included or will include any untrue statement of material fact or omitted or will omit any material fact required to be stated therein or necessary to make the statements therein not misleading. All documents filed or to be filed by the Company, First Federal or New First Federal in connection with the Merger complied or will comply as to form in all material respects with the requirements of applicable law.

          (bb) No holder of securities of the Company has any right to require the registration of such securities (i) pursuant to the Registration Statement or (ii) as a result of the filing of the Registration Statement or the offering of the Units. Neither the Company nor any subsidiary is a party to or otherwise bound by any agreement or instrument conferring on any person the right to registration of any securities of the Company under the Securities Act.

          (cc) The Company will apply the net proceeds from the sale of the Units for the purposes set forth in the Prospectus under the caption "Use of Proceeds."

         SECTION 3. Offering and Sale of Units. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby appoints the Marketing Agent as its exclusive agent to effect sales of the Units for the account of the Company at the offering price of $1,000.00 per Unit and upon the other terms and conditions set forth herein and in the Prospectus, and the Marketing Agent agrees to use its best efforts as such agent to sell the Units during the term of this Agreement on the terms and conditions set forth herein and in the Prospectus.

         As compensation for the Marketing Agent's services hereunder, the Company will, at the Closing (as hereinafter defined), pay to the Marketing Agent a commission of $70.00 per Unit (i. e., 7% percent of the gross proceeds of the offering) resulting from the sale of Units pursuant to the offering contemplated herein. The Marketing Agent's appointment shall commence on the date of the execution of this Agreement, and shall continue for a period (such period, including any extension thereof as hereinafter provided, being herein called the "Offering Period") of ___ days from the effective date (the "Effective Date") of the Registration Statement (and for a period of up to ___ additional days if extended by agreement of the Company and the Marketing
Agent), unless all of the Units have previously been subscribed for. The offering will terminate and all amounts paid by applicants to purchase Units will be promptly returned to them with interest as provided in the Prospectus and the Escrow Agreement (as hereinafter defined) if subscriptions for at least 3,400 Units (the "Minimum Subscription") have not been received within the Offering Period or if this Agreement shall be terminated as provided herein prior to the expiration of the Offering Period.

         The Marketing Agent hereby acknowledges that it is a party to the Escrow Agreement (the "Escrow Agreement") of even date herewith between the Marketing Agent, The First National Bank of Bryan, Texas, as Escrow Agent, and the Company, a copy of which is attached hereto as Exhibit A. The Marketing Agent will promptly upon receipt, and in any event by noon, Central time, on the next business day, deliver to the Escrow Agent all cash and checks received by the Marketing Agent from applicants to purchase Units. Such cash or checks will be accompanied by one executed copy of a Subscription Application pursuant to which applications to purchase Units are made, properly completed and executed and in the form of Exhibit A to the Prospectus ("Subscription Application"). All such cash or checks and executed copies of Subscription Application are to be deposited by the Escrow Agent, pursuant to the Escrow Agreement, in the escrow account (the "Escrow Account") established by the Company with the Escrow Agent. All checks received by the Marketing Agent from applicants to purchase Units shall be made payable to "The First National Bank of Bryan, Texas -- Escrow Agent for the Bryan-College Station Financial Holding Company". The Marketing Agent will promptly deliver to the Company one photocopy of each Subscription Application deposited in the Escrow Account. Promptly after receipt of a Subscription Application and the funds therefor by the Escrow Agent and delivery of a copy of the Subscription Application, the Company will mail an interim receipt, in the form annexed to the Escrow Agreement as Exhibit A, to each such applicant to purchase for the amount deposited in the Escrow Account on behalf of such applicant to purchase. Any entity selected by the Marketing Agent to process orders for Units on behalf of applicants to purchase may deliver cash or checks and Subscription Applications received from such applicants directly to the Escrow Agent and deliver a photocopy of Subscription Applications so received directly to the Company.

         It is understood that the Marketing Agent shall have the right to refuse to forward to the Escrow Agent any Subscription Application, and in such event the Marketing Agent shall promptly remit all funds received by the Marketing Agent to the person on whose behalf such funds were submitted to the Marketing Agent.

         SECTION 4. Closing. Subject to the prior termination of the offering as provided herein, the receipt and acceptance of Subscription Applications with respect to the Minimum Subscription and the satisfaction of the other conditions specified herein and in the Prospectus, there shall be a closing (the "First Closing") at such time and place as may be agreed by the Company and the Marketing Agent, but not later than ten business days after the receipt of the Minimum Subscription (the "First Closing Date"). The First Closing shall include the following: (i) satisfaction of the conditions set forth in Section 7; (ii) payment for the Units to the Company by release of funds from the Escrow Account and delivery to the Company of properly completed and executed Subscription Applications for each purchaser; (iii) delivery by the Company of Debentures and Warrants included in the Units purchased by each purchaser; (iv) payment of interest earned on amounts held in the Escrow Account to respective purchasers as set forth in the Escrow Agreement; and (v) payment by the Company to the Marketing Agent, out of the funds held in the Escrow Account, of the commission referred to in Section 3 for each Unit sold. The Debentures and Warrants to be delivered at the Closing will be in definitive form in such denominations and registered in such names as the Marketing Agent shall request and will be made available at the above office for checking and packaging at least one full business day prior to the Closing Date.

         In the event not all of the Units are sold at the First Closing and the Offering Period has not terminated, the Marketing Agent may continue to offer the Units for sale until the end of the Offering Period on the same terms and in the same manner as described above. If additional Subscription Applications are received and accepted subsequent to the First Closing, a final Closing (the "Final Closing") will be held within ten days of the first to occur of (i) the end of the Offering Period, (ii)the date on which the Company and the Marketing Agent agree in writing that the offering of the Units shall be discontinued, or (iii) the date on which Subscription Applications for all unsold Units are received and accepted.

         Nothwithstanding the foregoing, but subject to the receipt and acceptance of Subscription Applications with respect to the Minimum Subscription and the satisfaction of the other conditions specified herein and in the Prospectus, the Company and the Marketing Agent may mutually agree to hold only one closing. The terms "First Closing Date" and "Final Closing Date," and the terms "First Closing" and "Final Closing" and are sometimes referred to herein as the "Closing" and the "Closing Date," respectively.

         SECTION 5. Covenants of the Company. The Company covenants and agrees with the Marketing Agent that:

                  (a) The  Company  will  use its  best  efforts  to  cause  the
Registration Statement to become effective. The Company will advise the Marketing Agent promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement (and make every reasonable effort to obtain the withdrawal of such order as early as possible) or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Units for sale in any jurisdiction or the initiation or to its knowledge threatening of any proceedings for that purpose, and will also advise the Marketing Agent promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any preliminary prospectus or of the Prospectus, or for additional information, and will not file any amendment or supplement to the Registration Statement, to any preliminary prospectus or to the Prospectus of which the Marketing Agent has not been furnished with a copy prior to such filing or to which the Marketing Agent reasonably objects.

                  (b) If at any time when a prospectus relating to the Units is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements thereto and including any revised prospectus which the Company proposes for use by the Representative in connection with the offering of the Units which differs from the prospectus on file with the Commission at the time of effectiveness of the Registration Statement, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) to comply with the Securities Act, the Company promptly will advise the Marketing Agent thereof and will promptly prepare and, if required pursuant to Rule 424(b), file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                  (c) Neither the Company nor any of its Subsidiaries will, prior to the Closing Date, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Prospectus.

                  (d) The Company will not declare or pay any dividend or make any other distribution upon the Common Stock payable to shareholders of record on a date prior to the Closing Date, except as contemplated by the Prospectus.

                  (e) Not later than 90 days after the close of the period covered thereby, the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (f) During such period as a prospectus is required by law to be delivered in connection with offers and sales of the Units by an underwriter or dealer, the Company will furnish to the Marketing Agent at its expense (and consents to the use thereof), subject to the provisions of subsection (b) of this Section 5, copies of the Registration Statement, the Prospectus, each preliminary prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as the Marketing Agent may reasonably request, for the purposes contemplated by the Securities Act.

                  (g) The Company will cooperate with the Marketing Agent in qualifying or registering the Units for sale under the blue sky laws of such jurisdictions as the Marketing Agent shall designate and will continue such qualifications in effect so long as reasonably required for the distribution of the Units. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not currently qualified or where it would be subject to taxation as a foreign corporation.

                  (h) During the period of three years after the Closing Date, the Company will furnish to the Marketing Agent a copy (i) as soon as practicable after the filing thereof, of each report filed by the Company with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD") and (ii) as soon as available, of each report of the Company mailed to any class of its securityholders.

                  (i) The Company will use the net proceeds received by it from the sale of the Units in the manner specified in the Prospectus under the caption "Use of Proceeds."

                  (j) The Company will comply with all of the provisions of each undertaking contained in the Registration Statement.

         SECTION 6. Payment of Expenses. (a) The Company will pay, or reimburse if paid by the Marketing Agent, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance by the Company of its obligations under this Agreement, including, without limiting the generality of the foregoing, (i) preparation, printing, filing and distribution (including postage, air freight charges and charges for counting and packaging) of the Registration Statement, each preliminary prospectus, the Prospectus, each amendment and/or supplement to any of the foregoing, the Indenture, the Escrow Agreement and this Agreement;
(ii) the furnishing to the Marketing Agent and dealers as provided herein of copies of the foregoing materials (provided, however, that any such copies furnished by the Company more than nine months after the first date upon which the Units are offered to the public shall be at the expense of the Marketing Agent or dealer so requesting as provided in paragraphs 5(b) above); (iii) the registrations or qualifications referred to in paragraph 5(g) above (including reasonable fees and disbursements of counsel in connection therewith) and expenses of printing and delivering to the Marketing Agent copies of the preliminary and final Blue Sky memoranda; (iv) the review of the terms of the public offering of the Units by the NASD (including the filing fees paid to the NASD in connection therewith); (v) the performance by the Company of its other obligations under this Agreement, including the fees of the Company's counsel and accountants; (vi) the issuance of the Units and the preparation and printing of the Debentures and the Warrants including any stamp taxes payable in connection with the original issuance of the Units; (vii) the fees of the Escrow Agent and any other fees or expenses incurred pursuant to the Escrow Agreement;
(viii) the furnishing to the Marketing Agent of copies of all reports and information required by Section 5(h) above, including costs of shipping and mailing, and (ix) the fees and disbursements of legal counsel for the Marketing Agent, not to exceed $60,000. It is understood however, that the Company shall not be required to pay or to reimburse the Marketing Agent for costs or expenses that the Marketing Agent may incur, except as provided in this Section 6 and
Section 8 hereof.

                  (b) If the Closing does not occur because (i) this Agreement is terminated by the Marketing Agent in accordance with the provisions of
Section 10(i) hereof, (ii) any condition of the Marketing Agent's obligations hereunder is not satisfied, or (iii) of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof , the Company agrees to reimburse the Marketing Agent upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by the Marketing Agent in connection with this Agreement.

         SECTION 7. Conditions of the Obligations of the Marketing Agent. The obligations of the Marketing Agent to use its best efforts to sell the Units as provided herein and the consummation of the sale of the Units at the Closing shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein set forth as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Company made pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder, and to the following additional conditions:

                  (a) The Registration Statement shall have become effective either prior to the execution of this Agreement or not later than 5:00 P.M., Eastern Time, on __________, 1997 or such later time as shall have been consented to by the Marketing Agent; and prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or the Marketing Agent shall be contemplated by the Commission.

                  (b) The Units shall have been qualified for sale under the blue sky laws of such states as shall have been specified by the Marketing Agent.

                  (c) The validity and form of the certificates representing Shares and the Debentures and the Warrants, the execution and delivery of this Agreement and all corporate proceedings and other legal matters incident thereto shall have been approved by counsel for the Marketing Agent.

                  (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any material adverse change, or any development that would involve a material adverse change, in or affecting the business or properties of the Company and its subsidiaries, or First Federal and its subsidiaries, in each case taken as a whole, whether or not arising in the ordinary course of business, which, in the reasonable judgment of the Marketing Agent, makes it impractical to proceed with the public offering or sale of the Units as contemplated hereby or to attempt to enforce contracts for the purchase of the Units.

                  (e) There shall have been furnished to the Marketing Agent on the Closing Date:

                           (i) An opinion of Silver, Freedman & Taff, L.L.P., counsel for the Company and First Federal, addressed to the Marketing Agent and dated the Closing Date to the effect that:

                                    (1) The  Company  is validly  existing  as a
                  corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; the Company is a thrift holding company duly registered with the OTS. First Federal is a federally chartered capital stock thrift institution chartered and organized by authority of the OTS and validly existing and in good standing under the laws of the United States of America. Each subsidiary of the Company or First Federal is validly existing as a corporation in good standing under the laws of its state of incorporation with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Company, First Federal and each of the subsidiaries of each of them are duly qualified to do business as foreign corporations under the corporation law of, and are in good standing as such in, each jurisdiction in which they own or lease substantial properties, have an office, or in which substantial business is conducted and such qualification is required except in any such case where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

                                    (2)   The   Company   has   an    authorized
                  capitalization as set forth in the Prospectus, and the Units, Debentures, Warrants and Shares conform, in all material respects, to the description thereof contained in the Prospectus.

                                    (3) No consent,  approval,  authorization or
                  other order of or filing with, any court, regulatory body, administrative agency or other governmental body is legally required for the execution, delivery and performance of this Agreement, the Indenture and the Escrow Agreement by the Company, except as may be required under or by the Securities Act or the blue sky laws of the various jurisdictions.

                                    (4) This  Agreement,  the  Indenture and the
                  Escrow Agreement have been duly and validly authorized and executed by the Company and constitute valid and binding obligations of the Company except only insofar as (i) such agreements may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors' rights generally, (ii) the remedy of specific performance and injunctive and other equitable relief may be subject to equitable defenses, and (iii) such enforcement may be subject to any limitations under applicable federal securities laws relating to indemnification and contribution.

                                    (5) The  Registration  Statement  has become
                  effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Securities Act, and the Registration Statement, the Prospectus and each amendment or supplement thereto (except for the financial statements, notes thereto and related schedules and other financial, statistical or accounting data included therein as to which such counsel need express no opinion) complies as to form in all material respects with the requirements of the Securities Act. The Indenture complies as to form in all material respects with, and has been duly qualified under, the Trust Indenture Act.

                                    (6)  There  are no  contracts  or  documents
                  required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed, as required, and such contracts and documents as are summarized in the Registration Statement or Prospectus are fairly summarized in all material respects; and there are no statutes or regulations or any legal or governmental proceedings pending or, to the knowledge of such counsel threatened, required to be described in the Prospectus which are not described as required.

                                    (7) All of the issued and outstanding shares
                  of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive or other similar rights under the Delaware General Corporation Law ("DGCL") and to such counsel's knowledge there are no options, agreements, contracts or other rights in existence to acquire from the Company any shares of Common Stock, except as set forth in the Prospectus. Except as set forth in the Prospectus, to such counsel's knowledge there are no holders of any securities of the Company having rights to the registration thereof under the Registration Statement or by reason of the filing of the Registration Statement. All of the capital stock of New First Federal has been duly authorized and validly issued and is fully paid and non-assessable. All of the outstanding capital stock of First Federal has been duly authorized and validly issued and is fully paid and nonassessable. Each of the Company and its subsidiaries, directly or indirectly, owns of record, free and clear of any liens, claims, encumbrances, shareholders agreements, voting agreements or any other agreements affecting the Company's right to vote, hypothecate or otherwise dispose of, all of the issued and outstanding shares of each of its subsidiaries, except as described in the Prospectus. To such counsel's knowledge, there are no options, agreements, contracts or other rights in existence to purchase or acquire from the Company, First Federal or any subsidiaries of either of them any issued and outstanding shares of any such subsidiary.

                                    (8) The Shares issuable upon exercise of the
                  Warrants have been duly authorized and, when issued and paid for upon due exercise of the Warrants, will be validly issued, fully paid and non-assessable; the holders of the Shares will not be subject to personal liability under the DGCL solely by reason of being such holders; and the Shares are not subject under the DGCL to the preemptive rights of any shareholder of the Company.

                                    (9) The statements in the  Prospectus  under
                  the captions "Risk Factors," "Business," "Regulation," "Federal Income Tax Considerations," "Restrictions on Acquisitions of Stock and Related Takeover Defensive Provisions," and "Description of Debentures," "Description of the Units," "Description of the Warrants," and "The Offering," insofar as they constitute a summary of certain laws or documents referred to therein, provide an accurate summary of such laws and documents, are correct in all material respects.

                                    (10)  To  the   best   of   such   counsel's
                  knowledge, none of the Company, First Federal and their subsidiaries is in violation of its respective charter or bylaws. To the best of such counsel's knowledge, none of the Company, First Federal and their subsidiaries is in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company, First Federal or any of their subsidiaries is subject.

                                    (11) The execution, delivery and performance
                  by the Company of this Agreement, the Indenture and the Escrow Agreement have been duly authorized by all necessary corporate action and do not and will not violate any provision of the Company's certificate of incorporation (as amended) or bylaws (as amended) and do not and will not result in the breach of, or violate, any of the terms or provisions of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries under any material agreement, franchise, license, indenture, lease, mortgage, deed of trust, or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries or the property of any of them may be bound or affected, or any law, order, judgment, decree, rule or regulation applicable to the Company or any of its subsidiaries of any government, governmental instrumentality, court or regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, or any order of any court or governmental agency or other regulatory authority entered in any proceeding to which the Company or any of its subsidiary was or is now a party or by which it is bound.

                                    (12) There is no material  legal  proceeding
                  pending or, to such counsel's knowledge, threatened against the Company or any of its subsidiaries except as disclosed in the Prospectus.

                                    (13)  Neither  the  Company  nor  any of its
                  subsidiaries is an "investment company" or an entity "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                    (14) To such counsel's knowledge,  except as
                  have been heretofore waived, there are no persons with registration or similar rights to have any securities of the Company registered pursuant to the Registration Statement.

                                    (15)   The   Merger    Agreement   and   the
                  transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of the Company. The Merger Agreement has been executed and delivered by the Company and the other parties thereto and constitutes a valid and binding obligation of the Company (assuming the due authorization, execution and delivery thereof by the other parties thereto) enforceable against the Company in accordance with its terms, except insofar as (i) such agreement may be subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding thereafter may be brought. The transactions contemplated by the Merger Agreement, including without limitation, the merger of New First Federal with and into First Federal, have been consummated.

                                    (16)  The  Merger   Registration   Statement
                  complies as to form in all material respects with the requirements of the Securities Act and the Exchange Act.

                                    In rendering such opinion,  such counsel may
                  rely, provided that the opinion shall state that you and they are entitled to so rely, as to factual matters on certificates of the officers and employees of, and accountants for, the Company. Such opinion may contain such other qualifications and assumptions as are reasonably acceptable to counsel for the Marketing Agent.

                                    In addition, counsel shall state that (a) in
                  connection with the Registration Statement and the Prospectus, they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Marketing Agent and its counsel, at which the contents of the Registration Statement, the Prospectus and related matters were discussed, and (b) in connection with the Merger Registration Statement, they have participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which the contents of the Merger Registration Statement, and related matters were discussed. Such counsel may also state that, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Merger Registration Statement and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to facts upon which determinations of materiality are made to a large extent upon the statements of officers and other representatives of the Company), no facts have come to such counsel's attention that have led them to believe that the Registration Statement or the Merger Registration Statement (other than financial statements, the notes thereto and related schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no belief), as amended or supplemented, if applicable, at the time such Registration Statement or any post-effective amendment became effective (and, as to the Merger Registration Statement, at the time the proxy statement contained therein was mailed to stockholders of First Federal and as amended or supplemented at the time of such meeting), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than financial statements, the notes thereto and related schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no view) as amended or supplemented, if applicable, as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                           (ii)  Such   opinion  or  opinions  of   Bracewell  &
         Patterson, L.L.P., counsel for the Marketing Agent, dated the Closing Date as the Marketing Agent may reasonably require.

                           (iii) A certificate of the Company executed by the chief executive officer and the principal financial officer of the Company, dated the Closing Date to the effect that:

                                    (1) the  representations  and  warranties of
                  the Company set forth in Section 2 of this Agreement are true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date, and the Company has complied, in all material respects, with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                                    (2) the  Commission  has not issued an order
                  preventing or suspending the use of the Prospectus or any preliminary prospectus filed as part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

                                    The delivery of the certificate provided for
                  in this subsection shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing paragraphs (1) and (2) of this subsection to be set forth in said certificate.

                           (iv) At the time this Agreement is executed and also on the Closing Date there shall be delivered to the Marketing Agent letters addressed to the Marketing Agent and the Board of Directors of the Company from Crowe, Chizek and Company, LLP, independent accountants, the first one to be dated the date of this Agreement and the second one to be dated the Closing Date to the effect set forth in Exhibit B.

                           (v)  All  conditions  to  the   consummation  of  the
         transactions shall have been satisfied in a manner satisfactory to the Marketing Agent in its reasonable discretion.

                           (vi) The transactions contemplated by the Merger Agreement, including without limitation the merger of New First Federal with and into First Federal, shall have been consummated.

                           (vii) The Company's public offering of at least 1,500,000 shares of Common Stock shall have been consummated.

                           (viii) The Marketing Agent shall have received such further certificates and documents as it may reasonably request.

         All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to the Marketing Agent and to Bracewell & Patterson, L.L.P., counsel for the Marketing Agent. The Company shall furnish the Marketing Agent with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Marketing Agent reasonably requests.

         If any condition to the Marketing Agent's obligations hereunder to be satisfied prior to or at the Closing Date is not so satisfied, this Agreement at the Marketing Agent's election will terminate upon notification to the Company without liability on the part of the Marketing Agent or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Section 6 hereof and except to the extent provided in Section 8 hereof.

         Section 8. Indemnification. (a) The Company agrees to indemnify and hold harmless the Marketing Agent and each person, if any, who controls the Marketing Agent within the meaning of the Securities Act or the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the

Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement of a material fact contained in any preliminary prospectus or the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its respective obligations hereunder or under law, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof which has been made therein or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Marketing Agent expressly for use therein; provided, however, that the indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of the Marketing Agent (or of any person controlling the Marketing Agent) with respect to any action or claim arising from the sale of the Units brought by any person who purchased Units to the extent it is determined by a court of competent jurisdiction in a final non-appealable decision that (i) a copy of the Prospectus (as amended or supplemented if any amendment or supplements thereto shall have been furnished to the Marketing Agent prior to the written confirmation of the sale involved) shall not have been given or sent to such person by or on behalf of the Marketing Agent with or prior to the written confirmation of the sale involved and (ii) the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid). In addition to its other obligations under this Section 8(a), the Company agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(a), it will promptly reimburse the Marketing Agent for all reasonable legal expenses as they are incurred in connection with investigating or defending such claim, action, investigation, inquiry or other proceeding. To the extent that any such interim reimbursement payment is held by a court of competent jurisdiction to have been improper, each recipient thereof will promptly return it to the Company.

                  (b) The Marketing Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person controlling the Company within the meaning of the Securities Act and the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Marketing Agent, but only with respect to information relating to the Marketing Agent furnished in writing to the Company by or on behalf of the Marketing Agent expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment thereof or supplement thereto. The Company acknowledges that for purposes of this Section 8 the statement contained in Prospectus in the penultimate paragraph under the caption "The Offering -- Subscription Procedures" is the only information furnished in writing to the Company for inclusion in the Registration Statement, the Prospectus or any preliminary prospectus.

                  (c) If any action or claim shall be brought against any indemnified party under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
Section 8, promptly notify the indemnifying party in writing of the commencement thereof. No indemnification shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but otherwise the omission so to notify the indemnifying party will not relieve it from any liability that it may have to an indemnified party under this Section 8. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the named parties to any such action (including any impleaded party) include such indemnified party and the indemnifying party and such indemnified party shall have been advised in writing by counsel having experience in securities litigation that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case if such indemnified party notifies the indemnifying party, the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of not more than one separate firm of attorneys for all such indemnified parties) and which, in the opinion of such counsel, would make it impractical to have common representation. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if settled with its written consent, or if there shall be a final judgment for the plaintiff in any such action and the time for filing all appeals has expired, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss or liability by reason of such settlement or judgment.

                  (d) (i) If the indemnification provided for in this Section 8 is unavailable as a matter of law to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Marketing Agent from the offering of the Units or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Company and of the Marketing Agent in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and the Marketing Agent shall be deemed to be in the same proportion, in the case of the Company, as the total price paid to the Company for the Units (net of commissions paid to the Marketing Agent but before deducting expenses), and, in the case of the Marketing Agent, as the commissions received by it, bears to the total of such amounts paid to the Company and received by the Marketing Agent as commissions in each case as contemplated by the Prospectus. The relative fault of the Company and of the Marketing Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Marketing Agent and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omissions.

                  (ii) The Company and the Marketing Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection
(d)(i). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection
(d)(i) shall be deemed to include,  subject to the limitations set forth in this
Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Marketing Agent shall not be required to contribute any amount in excess of the amount of the total commissions received by the Marketing Agent in connection with the Units distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Marketing Agent or any person controlling the Marketing Agent, the Company or its directors or officers (or any person controlling any such person), (ii) the sale of any Debentures or Warrants and payment therefor, and (iii) any termination of this Agreement. A successor or assign of the Marketing Agent, the Company or its directors or officers and their legal and personal representatives (or of any person controlling the Marketing Agent or the Company) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         SECTION 9. Effective Date. This Agreement shall become effective immediately upon the execution and delivery thereof.

         SECTION 10. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may also be terminated by the Marketing Agent in its absolute discretion, without liability on its part to the Company, by notice given to the Company if prior to the Closing Date, as the case may be, (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus any material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, or First Federal and its subsidiaries, considered as a whole, whether or not arising in the ordinary course of business, the effect of which is such as to make it, in the good faith judgment of the Marketing Agent, impracticable or inadvisable to market the Units or to enforce contracts for the purchase of the Units; or (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System shall have been suspended, or if there is a significant decline in the value of securities generally on such exchanges or such market, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities generally shall have been required on either of such exchanges or on such market, by the exchanges, market or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a general moratorium on savings bank, savings and loan association or commercial banking activities in the United States or in the State of New York or the State of Texas shall have been declared by either federal or state authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions the effect of which on the financial markets of the United States is such as to make it, in your good faith judgment, impracticable or inadvisable to market the Units or to enforce contracts for the purchase of Units. Notice of such cancellation shall be given to the Company by telegraph, telephone or facsimile but shall be subsequently confirmed by letter.

         SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Marketing Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any termination of this Agreement or investigation made by or on behalf of the Marketing Agent or the Company or any of its or their partners, officers or directors or any controlling person, and will survive delivery of and payment for the Units sold hereunder.

         SECTION 12. Notices. All communications hereunder will be in writing and, if sent to the Marketing Agent will be mailed, delivered or telegraphed and confirmed to Hoefer & Arnett Incorporated, 353 Sacramento Street, 10th Floor, San Francisco, California 94111, with a copy to Bracewell & Patterson, L.L.P.,
711 Louisiana St., Suite 2900, Houston, Texas 77002, Attention: John R. Brantley; if sent to the Company will be mailed, delivered or telegraphed and confirmed to the Company at 2900 Texas Avenue, Bryan, Texas 77802, with a copy to Silver, Freedman & Taff, L.L.P., 1100 New York Avenue, N.W., Washington, D.C. 20003-3934, Attention: Dave M. Muchnikoff.

         SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representative and assigns, and to the benefit of the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Units as such from the Marketing Agent merely by reason of such purchase.

         SECTION 14. Partial Unenforceability. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph or provision hereof.

         SECTION 15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  The Marketing Agent's execution and delivery of this Agreement will confirm that the foregoing is in accordance with the Marketing Agent's understanding of the agreement of the Marketing Agent and the Company, and, upon such execution and delivery, this Agreement will become a binding agreement among the Company and the Marketing Agent, all in accordance with its terms.

                                                     Very truly yours,

                                                      THE BRYAN-COLLEGE STATION
                                                      FINANCIAL HOLDING COMPANY



                                                  By:
                                                     ---------------------------
                                                              J. Stanley Stephen
                                                              President


The foregoing Agreement is hereby confirmed and accepted as of the date First above written.

HOEFER & ARNETT INCORPORATED


By:
   -----------------------------

         -----------------------
         Partner

                                    EXHIBIT B

                 Comfort Letter of Crowe, Chizek and Company LLP

         (1) They are independent public accountants with respect to the Company and its subsidiaries and First Federal within the meaning of the Securities Act.

         (2) In their opinion the consolidated financial statements and any supplementary financial information and schedules (and all pro forma financial information) of the Company and its subsidiaries or First Federal and its subsidiaries included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

         (3) On the basis of specified procedures (but not an examination in accordance with generally accepted auditing standards), including inquiries of certain officers of the Company and its subsidiaries or First Federal and its subsidiaries responsible for financial and accounting matters as to transactions and events subsequent to September 30, 1996, a reading of minutes of meetings of the shareholders and directors of the Company and its subsidiaries and First Federal and its subsidiaries since September 30, 1996, a reading of the latest available interim unaudited consolidated financial statements of the Company and its subsidiaries and First Federal and its subsidiaries (with an indication of the date thereof) and other procedures as specified in such letter, nothing came to their attention which caused them to believe that (i) the unaudited consolidated financial statements of the Company and its subsidiaries and First Federal and its subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act or that such unaudited financial statements are not fairly presented in accordance with generally accepted accounting principles, and (ii) at a specified date not more than five days prior to the date thereof in the case of the first letter and not more than two business days prior to the date thereof in the case of the second letter, there was any change in the capital stock or long-term debt or short-term debt (other than normal payments) of the Company and its subsidiaries or First Federal and its subsidiaries on a consolidated basis or any decrease in consolidated shareholders' equity as compared with amounts shown on the latest unaudited balance sheet of the Company or First Federal included in the Registration Statement or for the period from the date of such balance sheet to a date not more than five days prior to the date thereof in the case of the first letter and not more than two business days prior to the date thereof in the case of the second letter, there were any decreases, as compared with the corresponding period of the prior year, in consolidated net interest income, consolidated noninterest income or in the total or per share amounts of net earnings, except, in all instances, for changes or decreases which the Prospectus discloses have occurred or may occur or which are set forth in such letter.

         (4) They have carried out specified procedures, which have been agreed to by the Marketing Agent with respect to certain information in the Prospectus specified by the Marketing Agent and on the basis of such procedures, they have found such information to be in agreement with the general accounting records of the Company and its subsidiaries or First Federal and its subsidiaries.